SALOMON BROTHERS INVESTMENT SERIES

SUPPLEMENT DATED AUGUST 9, 2004

TO THE PROSPECTUS DATED APRIL 29, 2004

SALOMON BROTHERS SERIES FUNDS INC:

SALOMON BROTHERS CALIFORNIA TAX FREE BOND, NATIONAL TAX FREE BOND AND NEW YORK TAX FREE BOND FUNDS

The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus and Statement of Additional Information for Salomon Brothers Investment Series, with respect to Salomon Brothers California Tax Free Bond, National Tax Free Bond and New York Tax Free Bond Funds (the “Funds”):

Effective September 1, 2004, new and existing shareholders of Class B shares of the Funds will be subject to a revised pricing structure that reduces the existing Contingent Deferred Sales Charge (“CDSC”) schedule to a five-year declining CDSC from 4.00% to 1.00%. The CDSC charged will be 4.00% in the 1st year after purchase, 3.00% in the 2nd year, 2.00% in the 3rd year, 1.00% in the 4th year, 1.00% in the 5th year and no deferred sales charge after the 5th year. Your CDSC, if any, will continue to be measured from the date of original purchase of shares subject to a CDSC. Current shareholders and new purchasers (other than by exchange) of Class B shares of Funds who exchange their shares for Class B shares of any of the other Salomon Brothers funds or for Salomon Brothers Class B shares of any of the SB funds will keep the reduced contingent deferred sales charge. Class B shareholders of any of the other Salomon Brothers funds or shareholders of Salomon Brothers Class B shares of any of the SB funds who exchange into Class B shares of the Funds will continue to be subject to the contingent deferred sales charge applicable to the shares exchanged. All other provisions, including fees and charges, remain the same.

The below examples help you compare the cost of investing in the Funds with other mutual funds. Your actual costs may be higher or lower

These examples assume:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The Funds’ operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)

You redeem your shares at the end of the period (unless otherwise indicated).

Salomon Brothers California Tax Free Bond Fund Example

Number of years you own your shares	1 year	3 years	5 years	10 years
Your costs would be Class B (redemption at end of period)	$558	$690	$945	$1,549	*
Class B (no redemption)	$158	$490	$845	$1,549	*

*	Assumes conversion to Class A shares approximately seven years after purchase

Salomon Brothers National Tax Free Bond Fund Example

Number of years you own your shares	1 year	3 years	5 years	10 years
Your costs would be Class B (redemption at end of period)	$553	$674	$918	$1,492	*
Class B (no redemption)	$153	$474	$818	$1,492	*

*	Assumes conversion to Class A shares approximately seven years after purchase

Salomon Brothers New York Tax Free Bond Fund Example

Number of years you own your shares	1 year	3 years	5 years	10 years
Your costs would be Class B (redemption at end of period)	$558	$690	$945	$1,549	*
Class B (no redemption)	$158	$490	$845	$1,549	*

*	Assumes conversion to Class A shares approximately seven years after purchase

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